UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2016

Carmike Cinemas, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14993	58-1469127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1301 First Avenue, Columbus,
Georgia	31901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 576-3400

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 15, 2016, Carmike Cinemas, Inc. (“Carmike”) reconvened a special meeting of its stockholders (the “Special Meeting”), at which Carmike’s stockholders approved the Amended and Restated Agreement and Plan of Merger, dated as of July 24, 2016 (the “Merger Agreement”) by and among Carmike, AMC Entertainment Holdings, Inc. (“AMC”) and Congress Merger Subsidiary, Inc. (“Merger Sub”), pursuant to which AMC agreed to acquire Carmike through a merger of Merger Sub with and into Carmike (the “Merger”).

At the Special Meeting, holders of 20,380,705 shares of Carmike common stock, which represents approximately 83.57% of the shares of Carmike common stock outstanding and entitled to vote as of the record date of September 27, 2016, were represented in person or by proxy.

The voting results for each proposal, each of which is described in greater detail in Carmike’s definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 11, 2016, follow below:

Proposal 1: to adopt the Merger Agreement, as it may be further amended from time to time, by and among Carmike, AMC and Merger Sub.

For	Against	Abstain	Broker Non-Votes
17,635,965	2,674,010	70,730	0

Proposal 2: to approve, on a non-binding advisory basis, the compensation arrangements that may be payable to Carmike’s named executive officers in connection with the completion of the Merger pursuant to the Merger Agreement.

For	Against	Abstain	Broker Non-Votes
9,079,296	11,174,895	126,514	0

Proposal 3: to approve an adjournment of the Special Meeting from time to time if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement; however, in view of the approval and adoption of the Merger Agreement by Carmike’s stockholders, this proposal was not necessary.

For	Against	Abstain	Broker Non-Votes
16,479,972	3,620,505	280,228	0

Item 8.01. Other Events.

On November 15, 2016, Carmike issued a press release announcing the voting results of the special meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Disclosure Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about Carmike’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates,” “seeks” or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of Carmike’s management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond Carmike’s ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the amended and restated merger agreement; the inability to complete the proposed merger due to the failure to obtain regulatory approval for the proposed merger or the failure to satisfy other conditions of the proposed merger within the proposed timeframe or at all; disruption in key business activities or any impact on Carmike’s relationships with third parties as a result of the announcement of the proposed merger; risks related to disruption of management’s attention from Carmike’s ongoing business operations due to the proposed merger; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Carmike and others relating to the amended and restated merger agreement; the risk that the pendency of the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the proposed merger; the amount of the costs, fees, expenses and charges related to the proposed merger; adverse regulatory decisions; unanticipated changes in the markets for Carmike’s business segments; general economic conditions in Carmike’s regional and national markets; Carmike’s ability to comply with covenants contained in the agreements governing Carmike’s indebtedness; Carmike’s ability to operate at expected levels of cash flow; financial market conditions including, but not limited to, changes in interest rates and the availability and cost of capital; Carmike’s ability to meet its contractual obligations, including all outstanding financing commitments; the availability of suitable motion pictures for exhibition in Carmike’s markets; competition in Carmike’s markets; competition with other forms of entertainment; the effect of Carmike’s leverage on its financial condition; prices and availability of operating supplies; the impact of continued cost control procedures on operating results; the impact of asset impairments; the impact of terrorist acts; changes in tax laws, regulations and rates; and financial, legal, tax, regulatory, legislative or accounting changes or actions that may affect the overall performance of Carmike’s business.

Consider these factors carefully in evaluating the forward-looking statements. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Carmike’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on February 29, 2016, under the heading “Item 1A. Risk Factors,” and in Carmike’s subsequently filed reports with the SEC, including Forms 10-Q and 8-K. Readers are cautioned not to place undue reliance on the forward-looking statements included in this Current Report on Form 8-K, which speak only as of the date hereof. Carmike does not undertake to update any of these statements in light of new information or future events, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press Release of Carmike Cinemas, Inc., dated November 15, 2016.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMIKE CINEMAS, INC.

Date: November 15, 2016	By:	/s/ Daniel E. Ellis
Daniel E. Ellis Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Carmike Cinemas, Inc., dated November 15, 2016.